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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 4, 1997

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                       333-27355                13-3526694
      (State or Other               (Commission File          (I.R.S. Employer
Jurisdiction of Incorporation)           Number)             Identification No.)

 c/o Prudential Securities Secured
      Financing Corporation
    Attention: Norman Chaleff
    One New York Plaza, 12th Fl.
        New York, New York                                         10292
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (212)214-7435

                                    No Change
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), has registered issuances of securities backed by mortgage loans, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-27355) (as amended, the "Registration Statement"). Emergent Home Equity Loan Trust 1997-4 (the "Trust") was formed pursuant to a Trust Agreement, dated as of November 26, 1997 (the "Trust Agreement") between Emergent Residual Holding Corp., as sponsor, and Wilmington Trust Company, as owner trustee. The Depositor sold the Mortgage Loans (as defined below) to the Trust, pursuant to a Sale and Servicing Agreement, dated as of December 1, 1997 (the "Sale and Servicing Agreement"), among the Depositor, Emergent Mortgage Corp., as servicer (the "Servicer"), the Trust and First Union National Bank, as indenture trustee (the "Indenture Trustee"). The Trust then pledged the Mortgage Loans (as defined below) to the Indenture Trustee for the benefit of the Noteholders pursuant to an Indenture dated as of December 1, 1997 (the "Indenture") between the Trust and the Indenture Trustee. Pursuant to the Indenture, the Trust issued $148,500,000 in aggregate principal amount of its Emergent Home Equity Loan Asset-Backed Notes, Class A (the "Notes"), on December 23, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

                  The assets of the Trust consist of a segregated pool of mortgage loans (the "Mortgage Loans"), together with the Mortgage Files relating thereto, and together with all collections thereon or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received after the Cut-off Date), any REO Property, together


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with all collections thereon and proceeds thereof, the Indenture Trustee's rights with respect to the Mortgage Loans under the insurance policies required to be maintained pursuant to the Sale and Servicing Agreement and any proceeds thereof, the Depositor's rights under the Unaffiliated Seller's Agreement (including any security interest created thereby), the Collection Account, the Distribution Account, any REO Account, the Interest Coverage Account, the Redemption Account, the Pre-Funding Account and the Expense Account and such assets that are deposited therein from time to time and any investments thereof and the Indenture Trustee's rights under the Policy, together with any and all income, proceeds and payments with respect thereto (all such capitalized terms as defined in the Sale and Servicing Agreement). As of the Closing Date, the Mortgage Loans generally possessed the characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated December 4, 1997 filed pursuant to Rule 424(b) of the Act on December 23, 1997. See also
Item 5 below.

                  On and prior to December 23, 1997 (the "Closing Date"), Emergent Mortgage Corp. (the "Originator") contributed the Mortgage Loans and the related assets (with the exception of the Pre-Funded Mortgage Loans, which may be transferred on one or more Pre-Funded Loan Transfer Dates hereafter) to Emergent Mortgage Holdings Corporation II (the "Contributor") pursuant to the Contribution Agreement and Assignment, dated as of December 1, 1997 ("Contribution Agreement I"), attached hereto as Exhibit 4.6, by and among the Originator, the Contributor and Emergent Group, Inc. On the Closing Date, the Contributor contributed the Mortgage Loans and related assets (with the exception of the Pre-Funded Mortgage Loans, which may be transferred on one or more Pre-Funded Loan Transfer Dates hereafter) to Emergent Residual Holding Corp. (the "Sponsor") pursuant to another Contribution Agreement and Assignment, dated as of December 1, 1997 ("Contribution Agreement II"), attached hereto as
Exhibit 4.5, by and among the Contributor, the Sponsor and Emergent Group, Inc. On the Closing Date, the Sponsor sold the Mortgage Loans and the related assets (with the exception of the Pre-Funded Mortgage Loans, which may be transferred on one or more Pre-Funded Loan Transfer Dates hereafter) to the Depositor pursuant to the Unaffiliated Seller's Agreement, dated as of December 1, 1997, attached hereto as Exhibit 4.4, among the Sponsor, Emergent Group, Inc. and the Depositor. The Depositor then transferred the Mortgage Loans and the related assets (with the exception of the Pre-Funded Mortgage Loans, which may be transferred on one or more Pre-Funded Loan Transfer Dates hereafter) to the Trust pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit
4.2. The Trust, in turn, then pledged the Mortgage Loans and related assets (with the exception of the Pre-Funded Mortgage Loans, which may be transferred on one or more Pre-Funded Mortgage Loan Transfer Dates hereafter) to the Indenture Trustee, for the benefit of the Noteholders, pursuant to the Indenture, attached hereto as


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Exhibit 4.1.

                  The Notes consist of six classes, the Class A-1 Variable Rate Notes, the Class A-2 Fixed Rate Notes, the Class A-3 Fixed Rate Notes, the Class A-4 Fixed Rate Notes, the Class A-5 Fixed Rate Notes and the Class A-6 Fixed Rate Notes. Interest payments on the Class A Notes are based on the outstanding Note Principal Balance for the related Class A Notes and the applicable Interest Rate. The Class A-1 Interest Rate will be a variable rate; the Class A-2 Interest Rate will be 6.470% per annum; the Class A-3 Interest Rate will be 6.505% per annum; the Class A-4 Interest Rate will be 6.700% per annum; the Class A-5 Interest Rate will be 7.080% per annum; and the Class A-6 Interest Rate will be 6.685% per annum. The Class A-1 Notes have an initial Class A-1 Note Principal Balance of $36,000,000; the Class A-2 Notes have an initial Class A-2 Note Principal Balance of $22,000,000; the Class A-3 Notes have an initial Class A-3 Note Principal Balance of $20,000,000; the Class A-4 Notes have an initial Class A-4 Note Principal Balance of $29,000,000; the Class A-5 Notes have an initial Class A-5 Note Principal Balance of $26,500,000 and the Class A-6 Notes have an initial Class A-6 Note Principal Balance of $15,000,000.

Item 5.  Other Events

                  In connection with such offering of the Notes, Prudential Securities Incorporated, as underwriter, has prepared certain materials, attached hereto as Exhibit 99.1, describing the characteristics of the Initial Mortgage Loans and the Additional Mortgage Loans included, as of the Closing Date, in the Trust. See also Item 2 above.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Not applicable

         (b) Not applicable


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         (c) Exhibits:

                  1.1 Underwriting Agreement, dated December 4, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

                  1.2 Indemnification Agreement, dated as of December 1, 1997 among Financial Security Assurance Inc., Prudential Securities Secured Financing Corporation, Emergent Group, Inc., Emergent Mortgage Holdings Corporation II, Emergent Residual Holding Corp., Emergent Mortgage Corp., Emergent Home Equity Loan Trust 1997-4 and Prudential Securities Incorporated.

                  4.1 Indenture, dated as of December 1, 1997, between Emergent Home Equity Loan Trust 1997-4 and First Union National Bank.

                  4.2 Sale and Servicing Agreement, dated as of December 1, 1997, among Prudential Securities Secured Financing Corporation, as depositor, Emergent Mortgage Corp., as servicer, Emergent Home Equity Loan Trust 1997-4, as trust and First Union National Bank, as indenture trustee.

                  4.3 Form of Note Insurance Policy and Endorsement No. 1 thereto dated December 24, 1997.

                  4.4 Unaffiliated Seller's Agreement, dated as of December 1, 1997, among Prudential Securities Secured Financing Corporation, Emergent Group, Inc. and Emergent Residual Holding Corp.

                  4.5 Contribution Agreement and Assignment, dated as of December 1, 1997, by and among the Emergent Mortgage Holdings Corporation II, Emergent Residual Holding Corp. and Emergent Group, Inc.

                  4.6 Contribution Agreement and Assignment, dated as of December 1, 1997, by and among the Emergent Mortgage Corp., Emergent Mortgage Holdings Corporation II and Emergent Group, Inc.

                  23.1 Consent of Coopers & Lybrand dated December 22, 1997.

                  99.1 Characteristics of Initial Mortgage Loans and Additional Mortgage Loans.


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                                  EXHIBIT INDEX

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Exhibit No.       Description                                           Page No.
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1.1               Underwriting Agreement, dated December 4, 1997
                  between Prudential Securities Secured Financing
                  Corporation and Prudential Securities Incorporated.
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1.2               Indemnification Agreement, dated as of December 23,
                  1997 among Financial Security Assurance Inc.,
                  Prudential Securities Secured Financing Corporation,
                  Emergent Group, Inc., Emergent Mortgage Corp.,
                  Emergent Mortgage Holdings Corporation II, Emergent
                  Residual Holding Corp., Emergent Home Equity Loan
                  Trust 1997-4 and Prudential Securities Incorporated.
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4.1               Indenture, dated as of December 1, 1997, between
                  Emergent Home Equity Loan Trust 1997-4 and First
                  Union National Bank.
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4.2               Sale and Servicing Agreement, dated as of December
                  1, 1997, among Prudential Securities Secured
                  Financing Corporation, Emergent Mortgage Corp.,
                  Emergent Home Equity Loan Trust 1997-4, and First
                  Union National Bank.
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4.3               Form of Note Insurance Policy and Endorsement No. 1
                  thereto dated December 23, 1997.
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4.4               Unaffiliated Seller's Agreement, dated as of
                  December 1, 1997, among Prudential Securities
                  Secured Financing Corporation, Emergent Residual
                  Holding Corp. and Emergent Group, Inc.


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Exhibit No.       Description                                           Page No.
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4.5               Contribution Agreement and Assignment, dated as of
                  December 1, 1997, by and among Emergent Mortgage
                  Holdings Corporation II, Emergent Residual Holding
                  Corp. and Emergent Group, Inc.
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4.6               Contribution Agreement and Assignment, dated as of
                  December 1, 1997, between Emergent Mortgage Holdings Corporation II, Emergent Mortgage Corp. and Emergent
                  Group, Inc.
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23.1              Consent of Coopers & Lybrand dated December 22, 1997
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99.1              Characteristics of Initial Mortgage Loans and
                  Additional Mortgage Loans (as defined in Item 5
                  above).
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Prudential Securities Secured
                                               Financing Corporation, as
                                               Depositor

                                           By: /s/ Norman Chaleff
                                              ------------------------------
                                              Name:  Norman Chaleff
                                              Title: Vice President

Dated:  January 7, 1998

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